Income taxes	3 Months Ended
Mar. 31, 2020
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

Note 7 — Income taxes

The Company recorded income tax expense/(benefit) of $(2.6) million and $0.2 million for the three months ended March 31, 2020 and 2019, respectively. The Company’s effective tax rate was 36.9% and 20.6% for the three months ended March 31, 2020 and 2019, respectively. The increase in effective tax rate for the three months ended March 31, 2020, as compared to the same period in 2019 was primarily due to excess tax benefits of stock-based compensation. The large tax benefit recognized in the current quarter is primarily due to net operating losses generated by stock compensation deductions as a result of the merger with GDI and year-to-date book losses.

On March 27, 2020, the U.S. President signed into law the CARES Act, an economic stimulus package in response to the COVID-19 global pandemic. The CARES Act contains several corporate income tax provisions, including making remaining alternative minimum tax credits immediately refundable; providing a 5-year carryback of net operating loss carryforwards (“NOLs”) generated in tax years 2018, 2019, and 2020, and removing the 80% taxable income limitation on utilization of those NOLs if carried back to prior tax years or utilized in tax years beginning before 2021; and temporarily liberalizing the interest deductibility rules under Section 163(j) of the Tax Cuts and Jobs Act, by raising the adjusted taxable income limitation from 30% to 50% for tax years 2019 and 2020 and giving taxpayers the election of using 2019 adjusted taxable income for purposes of computing 2020 interest deductibility. The Company is still evaluating the impact but does not currently expect the provisions of the CARES Act to have a material effect on the realizability of deferred income tax assets or tax expense. There is no material impact for the three months ended March 31,2020. As additional guidance is released, the Company will evaluate whether there would need to be a change in the period when such guidance is issued.